Exhibit 99.1

FaZe Holdings Announces Second Quarter 2023 Financial Results

LOS ANGELES – August 14, 2023: FaZe Holdings Inc. (Nasdaq: FAZE), the lifestyle and media platform rooted in gaming and youth culture, today announced its financial results for the second quarter, ended June 30, 2023, in a Letter to Shareholders. The Letter to Shareholders can be accessed on FaZe’s Investor Relations website, investors.fazeclan.com.

“Second quarter results were led by momentum in our esports business, where live gaming experiences are making a strong comeback and FaZe teams brought home eight more championships. While we are working through a challenging revenue environment overall, our strong cost discipline enabled us to narrow our Adjusted EBITDA loss in the second quarter, and we expect continued action to further benefit the second half of the year,” said Lee Trink, Chief Executive Officer. “Behind the scenes we’re gaining momentum on the talent front and with our partners expressing increased confidence in the gaming sector, we are looking forward to the second half of 2023.”

Forward-Looking Statements

The information in this communication includes “forward-looking statements” pursuant to the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included in this communication, including statements regarding the Company’s strategy, future operations, financial performance and capital structure, estimated financial position, estimated revenue and losses, projections of market opportunity and market share, projected costs, prospects, plans and objectives of management, are forward-looking statements. These forward-looking statements generally are identified by the words “budget,” “could,” “forecast,” “future,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seem,” “seek,” “strive,” “would,” “should,” “may,” “believe,” “intend,” “expect,” “will,” “continue,” “increase,” and/or similar expressions that concern strategy, plans or intentions, but the absence of these words does not mean that a statement is not forward-looking. Such statements are based on management’s belief or interpretation of information currently available. These forward-looking statements are based on various assumptions, whether or not identified herein, and on the current expectations of management and are not predictions of actual performance. Because forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions, whether or not identified in this communication, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many factors could cause actual results and conditions (financial or otherwise) to differ materially from those indicated in the forward-looking statements, including but not limited to: the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; litigation and regulatory proceedings relating to our business, including the ability to adequately protect our intellectual property rights; our limited operating history and uncertain future prospects and rate of growth due to our limited operating history; our ability to continue to monetize our platform; our ability to grow market share in our existing markets or any new markets we may enter; our ability to maintain and grow the strength of our brand reputation; our ability to manage our growth effectively; our ability to retain existing and attract new Esports professionals, content creators and influencers; our success in retaining or recruiting, or changes required in, our officers, directors and other key employees or independent contractors; our ability to maintain and strengthen our community of brand partners, engaged consumers, content creators, influencers and Esports professionals, and the success of our strategic relationships with these and other third parties; risks related to data security and privacy, including the risk of cyber-attacks or other security incidents; our ability to secure future financing, if needed, and our ability to repay any future indebtedness when due; the impact of the regulatory environment in our industry and complexities with compliance related to such environment, including our ability to comply with complex regulatory requirements; our ability to maintain an effective system of internal controls over financial reporting; our ability to respond to general economic conditions, including market interest rates; and other risks identified in Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 and our other filings with the SEC.

These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. Forward-looking statements speak only as of the date they are made. While FaZe may elect to update these forward-looking statements at some point in the future, FaZe specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing FaZe’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

About FaZe Holdings Inc.

FaZe Holdings Inc. (Nasdaq: FAZE) (“FaZe Clan”) is one of the most prominent and influential gaming organizations in the world. Created by gamers, for gamers, FaZe began in 2010 by a group of internet kids who turned their passion into a successful career path and formed a die-hard community along the way. Today, FaZe Clan represents a vast roster of creators who aim to inspire the next generation in making their dreams a reality.

FaZe Clan operates across multiple verticals designed to reimagine gaming, sports, culture and entertainment. FaZe has partnered with blue-chip brands such as Porsche, GHOST, DraftKings and McDonald’s, and record-breaking fashion and lifestyle collaborations featuring Nike, Takashi Murakami, Lyrical Lemonade, NFL, Champion and more – all centered around its top-tier talent collective with gaming rooted at the core. Reaching over 500 million followers across social platforms globally, FaZe Clan’s roster consists of world-class gamers, streamers, content creators and esports professionals known for delivering disruptive, original content. Its gaming division houses 10+ competitive esports teams with titles including Call of Duty, Counter-Strike, Halo, FIFA and more. With a combined total of over 40 world championships to date, FaZe has brought home dozens of trophies with historic wins like the 2022 CS:GO PGL Antwerp Major, 2021 Call of Duty League Championship and 2023 CS:GO Intel Grand Slam.

The content of any website referenced or hyperlinked in this communication is neither incorporated into, nor part of, this communication.For more information, visit www.fazeclan.com, investor.fazeclan.com and follow FaZe Clan on Twitter, Instagram, YouTube, TikTok, and Twitch.

Contacts

Press: alana.battaglia@fazeclan.com
Investors: IR@fazeclan.com